Exhibit 10.55
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].
THIRD AMENDMENT TO DATA LICENSE AGREEMENT
This Third Amendment to Data License Agreement (this “Amendment”) is entered into as of the date of last signature below (the “Amendment Effective Date”) by and between Charter Communications Operating, LLC, a Delaware limited liability company, on behalf of itself and its Affiliates (“Charter”), and comScore, Inc., a Delaware corporation, on behalf of itself and its Affiliates (“Comscore”).

WHEREAS, Charter and Comscore entered into that certain Data License Agreement dated as of March 10, 2021 (as amended, the “Agreement”); and

WHEREAS, Charter and Comscore desire to amend the Agreement in accordance with the terms and conditions contained herein.

NOW THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Capitalized Terms. Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Agreement.

2.[***] as Approved Data Provider. Exhibit F of the Agreement is hereby deleted in its entirety and replaced with Exhibit F attached hereto.

3.Integration; Conflicts. This Amendment and the Agreement sets forth the entire understanding of the parties as to the subject matter hereof and thereof. Except as modified by this Amendment, all terms and conditions of the Agreement will remain unchanged and in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Agreement, the terms and conditions of this Amendment shall govern and prevail.

4.Counterparts. This Amendment may be signed in counterparts, each of which will be deemed an original and both of which together will constitute one and the same document. A facsimile or electronically scanned signature shall have the same force and affect as an original signature.

    IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the Amendment Effective Date.

Charter Communications Operating, LLC    comScore, Inc.
By: Charter Communications, Inc., its manager
By: /s/ David Luze        By: /s/ Mary Margaret Curry
Date: Nov. 8, 2024        Date: Nov. 8, 2024

Exhibit 10.55
Omitted Schedule
Exhibit F – Pharmaceutical Use Case Requirements